EXHIBIT 23.9

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 1999 with respect to the financial statements of United States Internet, Inc. included in the Registration Statement (Form S-4 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                                /s/ Ernst & Young LLP

Atlanta, Georgia
January 31, 2000